EXHIBIT 99.2

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of June 5, 2009 (as this agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”), is by and among each of the parties listed on Schedule I hereto (each such party together with any other Person that becomes a party hereto pursuant to Section 25 is referred to individually as a “Pledgor” and collectively as the “Pledgors”), and Bank of America, N.A. (“Pledgee”) in its capacity as agent on behalf of the Secured Parties (as defined in the Loan Agreement, as hereinafter defined).

R E C I T A L S

WHEREAS, Pledgors, certain of their affiliates, the lending institutions from time to time parties to the agreement described herein (the “Lenders”) and Pledgee are parties to that certain Loan and Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”) pursuant to which, among other things, Pledgee and Lenders may make loans and certain other financial accommodations to or for the benefit of Pledgors;

WHEREAS, it is a condition to the effectiveness of the Loan Agreement that this Pledge Agreement be executed and delivered by the parties hereto.

NOW, THEREFORE, in order to (i) secure the prompt and complete payment and performance when due of the Obligations (as defined in the Loan Agreement) and for good and valuable consideration, the receipt of which is hereby acknowledged, and (ii) grant to Pledgee, for the ratable benefit of the Secured Parties, a security interest in each Pledgor’s right, title and interest in, to and under the Pledged Collateral (as hereinafter defined) whether presently existing or hereafter arising or acquired, each of the Pledgors and Pledgee, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agrees as follows:

SECTION 1.      Definition of Certain Terms Used Herein. Except as specifically defined in this Agreement, all capitalized terms shall have the meanings given to those terms in the Loan Agreement.

SECTION 2.	Pledge.

(a)       To secure the prompt payment and performance, as the case may be, of all Obligations, each Pledgor hereby grants to Pledgee, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (i) any shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (collectively, the “Equity Interests”) owned by such Pledgor which are initially listed on Schedule II hereto and any Equity Interests obtained in the future by such Pledgor and the certificates representing all such Equity Interests (the “Pledged Equity Interests”); (ii) (A) the debt securities owned by it which are listed opposite the name of such Pledgor on Schedule II hereto, (B) any other debt securities issued to such Pledgor; and (C) the promissory notes and any other instruments evidencing such debt securities; (iii) all other property that may be delivered to and held by Pledgee pursuant to the terms hereof; (iv) subject to Section 7 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (i) and (ii) above; (v)

subject to Section 7 hereof, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all proceeds (as such term is defined in the UCC) of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”).

(b)       Notwithstanding anything to the contrary set forth in Section 2(a) above, the types or items of Pledged Collateral described in such Section shall not include (collectively, the “Excluded Property”): (i) any Excluded Equity or (ii) any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, including, without limitation, any partnership agreement, limited liability company agreement or joint venture agreement, as such, if under the terms of such contract, lease, permit, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or Lien therein to Pledgee is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived, provided, that the forgoing exclusion shall in no way be construed (A) to apply if any such prohibition is unenforceable under the UCC or other Applicable Law or (B) so as to limit, impair or otherwise affect Pledgee's unconditional continuing security interests in and Liens upon any rights or interests of any Pledgor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Accounts); provided, however that Excluded Property shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property) and provided, further if any Excluded Property would have otherwise have constituted Pledged Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Pledged Collateral.

(c)       Without limiting the foregoing, Pledgee is hereby authorized to file one or more financing statements, continuation statements or other filings or documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Pledgor hereunder, without the signature of any Pledgors, and naming any Pledgor or the Pledgors as debtors and Pledgee as secured party.

SECTION 3.      No Assumption of Liability. The security interest in the Pledged Collateral is granted as security only and shall not subject Pledgee or any other Secured Party to any obligation or liability, or in any way alter or modify, any obligation or liability of any Pledgor, in each case, with respect to or arising out of the Pledged Collateral.

SECTION 4.	Delivery of the Pledged Collateral.

(a)       Upon delivery to Pledgee, (i) any stock certificates, notes or other certificated securities now or hereafter included in the Pledged Collateral (the “Pledged Securities”) shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to Pledgee and by such other instruments and documents as Pledgee may reasonably request in order to allow Pledgee, to exercise its rights and remedies under this Agreement and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as Pledgee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. Schedule II may be amended from time to time (i) by the addition of the Pledged Collateral subsequently created or acquired by execution of a Supplement in substantially the form of Annex I attached hereto and (ii) to reflect the results of a transaction permitted under Section 10.2.9 of the Loan Agreement.

(b)       Upon the request of Pledgee, each Pledgor will use commercially reasonable efforts to cause any indebtedness for borrowed money owed to the Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to Pledgee pursuant to the terms hereof.

SECTION 5.      Representations, Warranties And Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to Pledgee that:

(a)       the Pledged Equity Interests issued by any Subsidiary represent that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the Equity Interests of the issuer with respect thereto;

(b)       except for the security interest granted hereunder, such Pledgor (i) is the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule II, (ii) holds the same free and clear of all Liens except Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral other than Permitted Liens and pursuant hereto or as otherwise permitted by the Loan Documents, and (iv) subject to Section 6, will cause any and all Pledged Collateral in the form of (x) certificated securities or (y) promissory notes or other instruments with a value in excess of $500,000, in each such case to be forthwith delivered to Pledgee in accordance with Section 4 above;

(c)       such Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens, however arising, of all Persons whomsoever, except Permitted Liens;

(d)       no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(e)       by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Pledged Collateral are delivered to Pledgee in accordance with this Agreement, Pledgee will have a valid and perfected lien upon, and security interest in, such Pledged Collateral as security for the payment and performance of the Obligations, in each case, to the extent that Article 9 of the UCC is applicable;

(f)        the pledge effected hereby is effective to vest in Pledgee, on behalf of the Secured Parties, the rights of Pledgee in the Pledged Collateral as set forth herein;

(g)       all information set forth herein relating to the Pledged Collateral, including but not limited to the information set forth on Schedule II hereto, is accurate and complete in all material respects as of the date hereof;

(h)       the Pledged Equity Interests of each Subsidiary of a Pledgor have been duly authorized and validly issued and are fully paid and non-assessable (to the extent applicable);

(i)        except as described on Schedule II, the Pledged Equity Interests described on Schedule II hereof constitute all of the issued and outstanding Equity Interests of each of the Subsidiaries of such Pledgor owned by such Pledgor;

(j)        each Pledgor agrees that it will (i) cause each of the issuers of Pledged Equity Interests that are wholly owned Subsidiaries of the Pledgors not to issue any Equity Interests in addition to or substitution for the Pledged Equity Interests issued by such issuer, except to the respective Pledgor, (ii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other Equity Interests of each issuer of the Pledged Equity Interests, subject to the terms hereof, and (iii) at all times continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule II, except as expressly permitted pursuant to the terms of the Loan Agreement; and

(k)       the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

SECTION 6.     Registration in Nominee Name; Denominations. Pledgee shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, or the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of Pledgee. Each Pledgor will promptly give to Pledgee copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 7.	Voting Rights; Dividends and Interest, Etc.

(a)       Unless and until an Event of Default shall have occurred and be continuing and Pledgee shall have delivered to the applicable Pledgor the appropriate notice described in paragraph (b) or (c) of this Section 7:

(i)        Each Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)       Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Collateral to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Loan Documents and Applicable Law. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of Pledgee and shall be forthwith delivered to Pledgee in the same form as so received (with any necessary endorsement).

(iii)      Pledgee shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (ii) above.

(b)       Upon the occurrence and during the continuance of an Event of Default and delivery of notice by Pledgee to the applicable Pledgor that it is exercising its rights under this Section 7(b), all rights of such Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in Pledgee, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 7 shall be held in trust for the benefit of Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to Pledgee upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this paragraph (b) shall be retained by Pledgee in an account to be established by Pledgee upon receipt of such money or other property and shall be applied in accordance with the provisions of the Loan Agreement. After all Events of Default have been cured or waived, such Pledgor shall thereafter be entitled to retain all cash dividends that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) above.

(c)       Upon the occurrence and during the continuance of an Event of Default and delivery of notice by Pledgee to the applicable Pledgor that it is exercising its rights under this Section 7(c), all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 7, and the obligations of Pledgee under paragraph (a)(iii) of this Section 7, shall cease upon the giving of notice by Pledgee to the Pledgor, and all such rights shall thereupon become vested in Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 8.	Remedies Upon Default.

(a)       Upon the occurrence and during the continuance of an Event of Default, Pledgee, on behalf of the Secured Parties, may exercise all the rights and remedies granted under this Agreement, including, without limitation, the right to sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker’s board, on any securities exchange or in the over-the-counter market, for cash, upon credit or for future delivery as Pledgee shall deem appropriate subject to the terms hereof or as otherwise provided in the Uniform Commercial Code of any applicable jurisdiction. Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by applicable law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)       Pledgee shall give a Pledgor ten (10) days’ prior written notice of Pledgee’s intention to make any sale of such Pledgor’s Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix and state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in its sole and absolute discretion) determine. Pledgee shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the sale price is paid in full by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 8, any Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, any such demand, notice, claim, right or equity being hereby expressly waived and released, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor.

SECTION 9.    Application of Proceeds of Sale. The proceeds of sale of the Pledged Collateral sold pursuant to Section 8 hereof shall be applied by Pledgee on behalf of the Secured Parties to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by Pledgee in connection with such sale, including, without limitation, all court costs, the reasonable fees and expenses of counsel for Pledgee in connection therewith, the reasonable fees and expenses of any financial consultants in connection therewith and the payment of all reasonable out-of-pocket costs and expenses paid or incurred by Pledgee in enforcing this Agreement, in realizing or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guarantee thereof, including, without limitation, court costs, the reasonable attorneys’ fees and expenses incurred by Pledgee in connection therewith and the reasonable fees and expenses of any financial consultants in connection therewith and then to the indefeasible payment in full in cash of the Obligations in accordance with the terms of the Loan Agreement. Any amounts remaining after such indefeasible payment in full shall be remitted to the appropriate Pledgor, or as a court of competent jurisdiction may otherwise direct.

SECTION 10.	Reimbursement of Pledgee.

(a)       Each Pledgor agrees to reimburse Pledgee for its fees, costs and expenses in accordance with the Loan Agreement.

(b)       Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Secured Parties and their respective Indemnitees (collectively, the “Indemnified Parties”) against, and hold each such Indemnified Party harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable out-

of-pocket counsel fees, other charges and disbursements, incurred by or asserted against any such Indemnified Party arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto, provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

(c)       Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Loan Documents. The provisions of this Section 10 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of Pledgee or any Secured Party. All amounts due under this Section 10 shall be payable on demand therefor.

SECTION 11.  Pledgee Appointed Attorney-In-Fact. Each Pledgor hereby appoints Pledgee the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Pledgee shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Pledgee’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Pledgee, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby. Pledgee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their shareholders, officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 12.    Pledgee May Perform. If any Pledgor fails to perform any agreement contained herein, upon notice to such Pledgor and to the extent the applicable Pledgor has not remedied such failure to perform within thirty (30) days, Pledgee may itself perform, or cause performance of, such agreement, and the reasonable out-of-pocket expenses of Pledgee incurred in connection therewith shall be payable by the Pledgors under Section 10 hereof.

SECTION 13.	Waivers; Amendment.

(a)       No failure or delay of Pledgee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Pledgee hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

(b)       Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Pledgee and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply.

SECTION 14.    Securities Act, Etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might limit the course of conduct of Pledgee if Pledgee were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Pledgee in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations Pledgee may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, Pledgee, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Pledgee sells.

SECTION 15.  Security Interest Absolute. All rights of Pledgee hereunder, the grant of a security interest in the Pledged Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Documents, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the Full Payment of the Obligations).

SECTION 16.	Termination or Release.

(a)       This Agreement and the pledge and security interest created hereby shall terminate upon Full Payment of the Obligations in accordance with the terms of the Loan Agreement.

(b)       Upon any sale or other transfer by any Pledgor of any Pledged Collateral that is permitted under the Loan Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Pledged Collateral pursuant to the Loan Agreement, the security interest in such Pledged Collateral shall be automatically released.

(c)       Upon termination of this Agreement or the security interest in any Pledged Collateral pursuant to (a) or (b) above, Pledgee shall execute and deliver to the Pledgors, at the Pledgors’ expense, all appropriate documents which the Pledgors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 16 shall be without recourse to or warranty by Pledgee.

SECTION 17.    Notices. Notices and other communications provided for herein shall be in the manner and at the addresses set forth in, and otherwise in accordance with, Section 14.3 of the Loan Agreement.

SECTION 18.    Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Pledgee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order better to assure and confirm unto Pledgee its rights and remedies hereunder.

SECTION 19.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgors may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of Pledgee (and any attempted assignment or transfer by the Pledgors without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

SECTION 20.    Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Pledgee has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of such agreement. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

SECTION 21.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 22.	Governing Law; Jurisdiction; Consent to Service of Process.

(a)       This Agreement shall be construed in accordance with and governed by the law of the State of New York, without giving effect to any conflict of law principles.

(b)       The Pledgors hereby irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Pledgee, or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Pledgors or their properties in the courts of any jurisdiction.

(c)       The Pledgors hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)       Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14.3 of the Loan Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 23.   WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 24.  Headings. Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 25.  Additional Pledgors. Pursuant to the Loan Agreement, each subsequently acquired or organized Subsidiary required by the Loan Agreement to enter into this Agreement as an additional Pledgor (each such Subsidiary, an “Additional Pledgor”) shall execute an Instrument of Assumption and Joinder (a “Joinder”) substantially in the form of Annex II. Upon execution and delivery of any such Joinder to Pledgee, each such Additional Pledgor shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement

SECTION 26.  Execution of Financing Statements. Pursuant to Section 9-509 of the Uniform Commercial Code as in effect in the State of New York, each Pledgor authorizes Pledgee to file financing statements with respect to the Pledged Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as Pledgee reasonably determines appropriate to perfect the security interests of Pledgee under this Agreement.

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IN WITNESS WHEREOF, each of the Pledgors has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date and year first above written.

MOVADO GROUP, INC.
By:	/s/ Timothy F. Michno
Printed: Title:	Timothy F. Michno General Counsel/Secretary

MOVADO GROUP DELAWARE HOLDINGS CORPORATION
By:	/s/ Timothy F. Michno
Printed: Title:	Timothy F. Michno General Counsel/Secretary

  Accepted and Agreed to:

BANK OF AMERICA, N.A., as Pledgee
By:	/s/ Robert Mahoney
Printed: Title:	Robert Mahoney Senior Vice President